Exhibit 10.7

                              SUBDIVISION AGREEMENT



     THIS AGREEMENT is made this 29 day of December, 1997, between the CITY OF BLACK HAWK, COLORADO, a home rule municipal corporation (the "City"), and WINDSOR - WOODMONT, L.L.C. (the "Developer").

                                    RECITALS:

     A. The Developer is the owner of certain real property located in the City of Black Hawk known as St. Moritz Resort and Casino, Filing No. 1, which is more particularly described in Exhibit A attached hereto and made a part hereof (the "Property").

     B. On December 29, 1997, the Board of Aldermen of the City of Black Hawk, after holding all necessary public hearings and having received a recommendation of approval from the Black Hawk Planning Commission, approved the final plat for the Property. A copy of the final plat is attached hereto as Exhibit B and incorporated herein.

     C. The approvals cited above are contingent upon the express condition that all duties created by this Agreement are faithfully performed by the Developer.

                                   AGREEMENT:

     NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, the sufficiency of which are mutually acknowledged, the parties hereto agree as follows:

     1. Purpose. The purpose of this Agreement is to set forth the terms, conditions, and fees to be paid by the Developer upon subdivision of the Property. All conditions contained herein are in addition to any and all requirements of the City of Black Hawk Subdivision Ordinance and Zoning Ordinance, the City of Black Hawk Charter, the rules and regulations of the District, any and all state statutes, and any other sections of the City of Black Hawk Municipal Code, and are not intended to supersede any requirements contained therein.


     2. Fees. The Developer hereby agrees to pay the City the actual cost to the City for engineering, hydrological, surveying, and legal services (the "Actual Costs") rendered in connection with the review of the subdivision of the Property, including related administrative fees not to exceed fifteen percent (15%) of the Actual Costs. In addition, the Developer shall reimburse the City

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for the costs of making corrections or additions to the master copy of the official City map and for the fee for recording the final plat and accompanying documents with the Gilpin County Clerk and Recorder.


     3. Specific Conditions. The Developer hereby agrees:


        a. The Developer shall construct the Richman Street improvements which shall include, but not be limited to, the construction of three (3) twelve (12) foot vehicular lanes with 1-1/2 foot curb and gutter on both sides of the street along the entire length of the property from State Highway 119 to the northerly property boundary line; construct rock faced retaining walls and erosion control as required by the City and its Drainage Consultant along the east side of the Richman Street improvements and adjacent to the Four Mile Gulch drainage channel; sidewalks averaging eight (8) feet wide and ranging in width from approximately twenty (20) feet at the southerly end of Richman Street and five (5) feet on the northerly end of Richman Street as shown on the Geometry Plan for the Property dated November 3, 1997; street lighting, striping, signage, and other necessary improvements to Richman Street as determined by the City and constructed according to construction plans approved by the City.

                The Developer shall dedicate and convey by special warranty deed, free and clear of all liens and encumbrances, sufficient additional right-of-way for Richman Street such that Richman Street consists of a fourty foot (40') wide right-of-way, as depicted on the St. Moritz Resort and Casino Filing No. 1 Minor Subdivision Plat ("New Richman Street"). The right-of-way dedication for New Richman Street is shown on the plat of St. Moritz Resort and Casino, Filing No. 1, Minor Subdivision Plat. The City shall convey to the Developer, after the City accepts the Public Improvements described herein, that portion of existing Richman Street that is located between Richman Street as realigned and the real property described in Exhibit A ("Existing Richman Street"). Upon such conveyance the City shall adopt an ordinance vacating Existing Richman Street. The City

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                further agrees to convey to the Developer rockbolt easements for
                Existing Richman Street and New Richman Street, to the extent necessary for the Developer's Project and to the extent that such rockbolt easements do not interfere with the City's use of Existing Richman Street and New Richman Street.

        b. The Developer shall construct the signals necessary at the intersection of Richman Street and State Highway 119 as determined by the City and according to standards of the City of Black Hawk and the Colorado Department of Transportation.

        c. The Developer shall construct public improvements within the State Highway 119 right-of-way that shall include, but not be limited to, all in accordance with the approvals and requirements of the Colorado Department of Transportation and concurrence with the City of Black Hawk Public Works Department, an accel/decel lane along the southerly length of the property abutting the highway right-of-way; a right turn in/right turn out entrance/exit to the parking garage; Highway 119 improvements and lane construction in accordance with the Colorado Department of Transportation and the City of Black Hawk's Traffic Consultants requirements; construction of curb and gutter along the highway frontage; construction of minimal sidewalks at the entrance to the casino and pedestrian crossing at Highway 119 and Richman Streets with a commitment for construction of a future ten (10) foot wide sidewalk solely at the Developer's cost along the highway frontage when requested by the City; and other necessary improvements along the Highway 119 frontage as determined by the City and according to construction plans approved by the City.

        d. The Developer shall construct and install landscaping along the Richman Street and State Highway 119 frontage including, but not limited to, trees, shrubs, berms, lawns, and necessary amenities in accordance with the Landscaping Plan approved by the City of Black Hawk.

        e. The Developer shall construct and maintain for perpetuity drainage improvements which shall include, but not be limited to, 18" and 24" reinforced concrete pipe subsurface storm

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                drainage collection system along the Richman Street and State
                Highway 119 frontages consisting of approximately seven hundred fifty (750) feet of pipe, catch basins, manholes, highway crossing and connection to the North Clear Creek box culvert installed for the Black Hawk/Jacobs development; mitigation of impacts determined in the offsite and construction level drainage plans as reviewed and approved by the City of Black Hawk and its Drainage Consultant; compliance with all requirements of FEMA in accordance with the CLOMR review and approval; and other necessary improvements as determined by the City and constructed in accordance with the construction plans approved by the City.

        f. In addition to those Public Improvements specified herein, the Developer has requested a Conditional Letter of Map Revision ("CLOMR") from the Federal Emergency Management Agency. In accordance with the Developer's request for a CLOMR and the City's signature on the request for the CLOMR indicating its understanding of the impacts created therein, the Developer agrees to be responsible of all the construction and maintenance of the channel improvements and flood control facilities that are required pursuant to the Developer's request for the CLOMR. The Developer further agrees that in the event of an emergency situation requiring an immediate response by the City related to the flood control structures owned by the Developer, the City shall, in the exercise of its sole discretion, take whatever action is necessary to rectify the emergency situation, and the Developer expressly agrees to reimburse and indemnify the City for all costs and expenses associated with the City s response. The Developer and the City agree that the City's only other obligation pursuant to the Developer's request for a CLOMR is to inspect the flood control structure once every twelve (12) months to ensure the Developer's compliance with the maintenance and operation of the channel improvements and flood control facilities constructed by the Developer.

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     4. Title Policy. A title commitment for the Property shall be provided to the City. The title commitment shall show that all property to be dedicated to the City is or shall be, subsequent to the execution and recording of the plat, free and clear of all liens and encumbrances (other than real estate taxes which are not yet due and payable) which would make the dedications unacceptable as the City in its sole discretion determines. The title policy evidenced by the title commitment shall be provided thirty (30) days after the recording of the final plat.


     5. Breach by the Developer; the City's Remedies. In the event of a breach of any of the terms and conditions of this Agreement by the Developer, the Board of Aldermen shall be notified immediately and the City, and where appropriate the District, may take such action as permitted and/or authorized by law, this Agreement, or the ordinances and Charter of the City and the rules and regulations of the District to protect the public health, safety and welfare; to protect lot buyers and builders; and to protect the citizens of the City from hardship and undue risk. These remedies include, but are not limited to:


        a. The refusal to issue any building permit or certificate of occupancy;

        b. The revocation of any building permit previously issued under which construction directly related to such building permit has not commenced;

        c. A demand that the security given for the completion of the Public Improvement be paid or honored; or

        d.      Any other remedy available at law.

Unless necessary to protect the immediate health, safety and welfare of the City and/or the District, or to protect the City's and/or District's interest with regard to security given for the completion of the Public Improvements, the City, and where appropriate the District, shall provide the Developer thirty
(30) days written notice of its intent to take any action under this paragraph during which thirty-day periods the Developer may cure the breach described in the notice and prevent further action by the City and/or the District.

     6. Public Improvements and Warranty. All water lines, sewer lines, fire hydrants, water or sewer distribution facilities, drainage structures, paved streets, including curb and gutter, and necessary appurtenances as shown on the subdivision plat and the associated construction documents (the "Public Improvements") as approved by the Director of Public Works of the City, and

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where appropriate the Manager of the District, shall be installed and completed at the expense of the Developer. The improvements required by this Agreement and shown on the final subdivision plat submittal, as well as associated construction documents approved by the Director of Public Works of the City, and where appropriate the Manager of the District, and the costs of these improvements are set forth in Exhibit C attached hereto and incorporated herein. All Public Improvements covered by this Agreement shall be made in accordance with the subdivision plat and associated construction documents drawn according to regulations and construction standards for such improvements and approved by the Director of Public Works of the City, and where appropriate the Manager of the District.

     The Developer shall warrant any and all Public Improvements which are conveyed to the City and the District pursuant to this Agreement for a period of one (1) year from the date the City's Director of Public Works (except water improvements which shall have a three (3) year warranty), and where appropriate the Manager of the District, certifies that the same conform with specifications approved by the City, and where appropriate the District. Specifically, but not by way of limitation, the Developer shall warrant the following:

         a. That the title conveyed shall be marketable and its transfer rightful;

         b. Any and all facilities conveyed shall be free from any security interest or other lien or encumbrance; and

         c. Any and all facilities so conveyed shall be free of defects in materials or workmanship for a period of one (1) year (three
                  (3) years for water improvements) as stated above.

     The City, and where appropriated the District, will accept for maintenance all Public Improvements after the warranty period has expired provided all warranty work has been completed. The City shall accept for snow removal purposes only all dedicated public streets after the warranty period expires or the City issues the first certificate of occupancy.

     7. Observation. The City, and where appropriate the District, shall have the right to make reasonable engineering observations at the Developer's expense as the City may request. Observation, acquiescence in, or approval by any engineering inspector of the construction of physical facilities at any

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particular time shall not constitute the approval by the City or the District of any portion of the construction of such Public Improvements. Such approval shall be made by the City, and where appropriate the District, only after completion of construction and in the manner hereinafter set forth.


     8. Completion of Public Improvements. The obligations of the Developer provided for in paragraph 6 of this Agreement, including the inspections hereof, shall be performed on or before June 1, 2000, and proper application for acceptance of the Public Improvements shall be made on or before such date. Upon completion of construction by the Developer of such Public Improvements, the City's Director of Public Works or her designee, and where appropriate the Manager of the District, shall inspect the improvements and certify its conformity or lack thereof to the City's specifications. The Developer shall make all corrections necessary to bring the improvements into conformity with the City's specifications. Once approved by the City's Director of Public Works, and where appropriate the District, the City shall accept said improvements upon conveyance pursuant to paragraph 10; provided, however, the City shall not be obligated to accept the Public Improvements until the Actual Costs described in paragraphs 2.a. and b. of this Agreement are paid in full by the Developer. The City shall not issue any certificates of occupancy, temporary or otherwise, for any structure within the real property described in Exhibit A until the Public Improvements described herein are completed and accepted by the City, and additional public improvements which are described herein are completed and accepted by the City.

     9. Related Costs - Public Improvements. The Developer shall provide all necessary engineering designs, surveys, field surveys, and incidental services related to the construction of the Public Improvements at its sole cost and expense, including reproducible "as built" drawings certified accurate by a professional engineer registered in the State of Colorado.


     10. Improvements to be the Property of the City. All Public Improvements for roads, concrete curbs and gutters, storm sewers, sanitary sewers, water systems and drainage improvements accepted by the City, and where appropriate the District, shall be dedicated to the City, and where appropriate the District, and warranted for a period of twelve (12) months (thirty-six (36) months for water systems) following acceptance by the City as provided above. Upon completion of construction and conformity with the subdivision plat and associated construction plans, and any properly approved changes, the Developer shall convey to the City, and where appropriate the District, by bill of sale, all installed physical facilities.

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     11. Performance Guarantee. In order to secure the construction and installation of the Public Improvements above-described for which the Developer is responsible, the Developer shall, prior to recording the final plat in the real estate records of Gilpin County, which recording shall occur no later than ninety (90) days after the execution of this Agreement, furnish the City, at the Developer's expense, with an irrevocable letter of credit in which the City is designated as beneficiary, to secure the performance and completion of the Public Improvements, or the City may accept at its sole discretion some other form of security from the Developer in an amount equal to one hundred ten percent (110%) of the estimated costs of the Public Improvements to be constructed and installed as set forth in Exhibit C. The Developer agrees that approval of the final plat by the City is contingent upon the Developer's provision of an irrevocable letter of credit to the City within ninety (90) days of the execution of this Agreement in the amount and form provided herein. Failure of the Developer to provide an irrevocable letter of credit to the City in the manner provided herein shall negate the City's approval of the final plat. Letters of credit shall be substantially in the form and content set forth in Exhibit D, attached hereto and incorporated herein, and shall be subject to the review and approval of the City Attorney. The Developer shall not start any construction of any public or private improvement on the Property including, but not limited to, staking, earth work, overlot grading, or the erection of any structure, temporary or otherwise, until the City has received and approved the irrevocable letter of credit; provided, however, this requirement shall not apply to the issuance of a bench excavation permit which is governed by City of Black Hawk ordinance. The City shall not issue a foundation excavation permit for the Property until such time as a CLOMR is issued for the Property.

     The estimated costs of the Public Improvements shall be a figure mutually agreed upon by the Developer and the City's Director of Public Works, and where appropriate the Manager of the District, as set forth in Exhibit C. If, however, they are unable to agree, the Director of Public Works' estimate shall govern after giving consideration to information provided by the Developer including, but not limited to, construction contracts and engineering estimates. The purpose of the cost estimate is solely to determine the amount of security. No representations are made as to the accuracy of these estimates, and the Developer agrees to pay the Actual Costs of all such Public Improvements.

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     The estimated costs of the Public Improvements may increase in future.
Accordingly, the City reserves the right to review and adjust the cost estimate on an annual basis. Adjusted cost estimates will be made according to changes in the Construction Costs Index as published by the Engineering News Record. If the City adjusts the cost estimated for the Public Improvements, the City shall give written notice to the Developer. The Developer shall, within thirty (30) days after receipt of said written notice, provide the City with a new or amended letter of credit in the amount of the adjusted cost estimates. If the Developer refuses or fails to so provide the City with a new or amended letter of credit, the City may exercise the remedies provided for in paragraph 5 of this Agreement; provided, however, that prior to increasing the amount of additional security required, the City shall give credit to the Developer for all required Public Improvements which have actually been completed so that the amount of security required at any time shall relate to the cost of required Public Improvements not yet constructed.

     In the event the Public Improvements are not constructed or completed within the period of time specified by paragraph 8 of this Agreement or a written extension of time mutually agreed upon by the parties to this Agreement, the City may draw on the letter of credit to complete the Public Improvements called for in this Agreement. In the event the letter of credit is to expire within fourteen (14) calendar days and the Developer has not yet provided a satisfactory replacement, the City may draw on the letter of credit and either hold such funds as security for performance of this Agreement or spend such funds to finish the Public Improvements or correct problems with the Public Improvements as the City deems appropriate.

     Upon completion or performance of such improvements, conditions, and requirements within the required time, and the approval of the Director of Public Works, ninety percent (90%) of the estimated costs of construction shall be released to the Developer within ten (10) days of acceptance by the City provided, however, the City shall retain through the one (1) year warranty period at least twenty percent (20%) of the total construction costs of the Public Improvements.

     12. Indemnification. The Developer shall indemnify and hold harmless the City and the District, its officers, employees, agents or servants from any and all suits, actions, and claims of every nature and description caused by, arising from, or on account of any act or omission of the Developer, or of any other person or entity for whose act or omission the Developer is liable, with respect to construction of the Public Improvements; and the Developer shall pay

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any and all judgments rendered against the City and the District as the result of any suit, action, or claim, together with all reasonable expenses and attorneys fees incurred by the City and the District in defending any such suit, action or claim.


     The Developer shall pay all property taxes on the Property dedicated to the City and the District, and shall indemnify and hold harmless the City and the District for any property tax liability.

     The Developer shall require that all contractors and other employees engaged in construction of Public Improvements shall maintain adequate workers' compensation insurance and public liability coverage and shall faithfully comply with the provisions of the Federal Occupational Safety and Health Act.

     13. Waiver of Defects. In executing this Agreement the Developer waives all objections it may have concerning defects, if any, in the formalities whereby it is executed, or concerning the power of the City and the District to impose conditions on the Developer as set forth herein, and concerning the procedure, substance, and form of the ordinances or resolutions adopting this Agreement.

     14. Modifications. This Agreement shall not be amended except by subsequent written agreement of the parties.

     15. Release of Liability. It is expressly understood that the City and the District cannot be legally bound by the representations of any of its officers or agents or their designees except in accordance with the City of Black Hawk Code of Ordinances and the laws of the State of Colorado.

     16. Captions. The captions to this Agreement are inserted only for the purpose of convenient reference and in no way define, limit, or prescribe the scope or intent of this Agreement or any part thereof.

     17. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and assigns as the case may be.

     18. Invalid Provision. If any provision of this Agreement shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provision hereof, and all of the other provisions shall remain in full force and effect. It is the intention of the parties hereto that if any provision of this Agreement is capable of two

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constructions, one of which would render the provision void and the other which would render the provision valid, then the provision shall have the meaning which renders it valid.


     19. Governing Law. The laws of the State of Colorado shall govern the validity, performance and enforcement of this Agreement. Should either party institute legal suit or action for enforcement of any obligation contained herein, it is agreed that venue of such suit or action shall be in Gilpin County, Colorado.


     20. Attorney Fees. Should this Agreement become the subject of litigation to resolve a claim of default of performance by the Developer and a court of competent jurisdiction determines that the Developer was in default in the performance of the Agreement, the Developer shall pay the City's and the District's attorney fees, expenses, and court costs.


     21. Notice. All notice required under this Agreement shall be in writing and shall be hand-delivered or sent by registered or certified mail, return receipt requested, postage prepaid, to the address of the parties herein set forth. All notices so given shall be considered effective seventy-two (72) hours after deposit in the United States mail with the proper address as set forth below. Either party by notice so given may change the address to which future notices shall be sent.


         Notice to the City:           Public Works Director
                                       City of Black Hawk
                                       P.O. Box 17
                                       Black Hawk, Colorado  80422

         With copy to:                 James S. Maloney, Esq.
                                       Black Hawk City Attorney
                                       Hayes, Phillips & Maloney, P.C.
                                       350 17th Street, Suite 450
                                       Denver, Colorado 80202

         Notice to Developer:          Windsor - Woodmont, L.L.C.
                                       4144 N. Central Expressway
                                       Suite 1200
                                       Dallas, Texas 75204
                                       Attention: Daniel P. Rowbinowitz

     22. Force Majeure. Whenever the Developer is required to complete the construction, repair, or replacement of Public Improvements by an agreed deadline, the Developer shall be entitled to an extension of time equal to a delay in completing the foregoing due to unforeseeable causes beyond the control

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and without the fault or negligence of the Developer including, but not restricted to, acts of God, weather, fires, and strikes.

     23. Approvals. Whenever approval or acceptance of the City or the District is necessary pursuant to any provision of this Agreement, the City and the District shall act reasonably and in a timely manner in responding to such request for approval or acceptance.


     24. Assignment or Assignments. There shall be no transfer or assignment of any of the rights or obligations of the Developer under this Agreement without the prior written approval of the City. The Developer agrees to provide the City with at least fourteen (14) days advance written notice of the transfer or assignment of any of the rights and obligations of the Developer under this Agreement.


     25. Recording of Agreement. This Agreement shall be recorded in the real estate records of Gilpin County and shall be a covenant running with the Property in order to put prospective purchasers or other interested parties on notice as to the terms and provisions hereof.


     26. Title and Authority. The Developer, WINDSOR - WOODMONT, L.L.C., expressly warrants and represents to the City that it is the record owner of the property constituting the Property and further represents and warrants, together with the undersigned individual(s), that the undersigned individual(s) has or have full power and authority to enter into this Subdivision Agreement. The Developer and the undersigned individual(s) understand that the City is relying on such representations and warranties in entering into this Agreement.


     WHEREFORE, the parties hereto have executed this Agreement on the day and year first above-written.





                                               CITY OF BLACK HAWK, COLORADO



                                            By:______________________________
                                               Kathryn E. Eccker, Mayor

ATTEST:


------------------------------
Penny Round, City Clerk

APPROVED AS TO FORM:


------------------------------
James S. Maloney, City Attorney

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                                                DEVELOPER:
                                                WINDSOR - WOODMONT, L.L.C.



                                            By:_______________________________

                                            Name:_____________________________

                                            Title:____________________________



STATE OF COLORADO          )
                           ) ss.
COUNTY OF _________________)

         The foregoing instrument was subscribed, sworn to, and acknowledged before me this _______ day of _______________________, 1997, by
_________________________________________ as the _______________________________
of Windsor - Woodmont, L.L.C.

         Witness my hand and official seal.

         My commission expires:  __________________________



(S E A L)                                   ______________________________
                                            Notary Public

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                    FIRST ADDENDUM TO SUBDIVISION AGREEMENT
                     ---------------------------------------



     THIS SUBDIVISION AGREEMENT is made this ____ day of March, 1998, by and between the CITY OF BLACK HAWK, COLORADO (the "City") and WINDSOR - WOODMONT, L.L.C. (the "Developer").

                                    RECITALS:
                                    --------

     o On December 29, 1997, the City and the Developer entered into a Subdivision Agreement (the "Agreement").

     o The City and the Developer desire to extend the period of time in which the Developer can post the performance guarantee under paragraph 11.

     NOW, THEREFORE, the City and the Developer, for the consideration recited in the Subdivision Agreement, agree to amend the Subdivision Agreement by this First Addendum to Subdivision Agreement to provide as follows:

          11. Performance Guarantee. In order to secure the construction and installation of the Public Improvements above-described for which the Developer is responsible, the Developer shall, prior to recording the final plat in the real estate records of Gilpin County, which recording shall occur no later than June 1, 1998, furnish the City, at the Developer's expense, with an irrevocable letter of credit in which the City is designated as beneficiary, to secure the performance and completion of the Public Improvements, or the City may accept at its sole discretion some other form of security from the Developer in an amount equal to one hundred ten percent (110%) of the estimated costs of the Public Improvements to be constructed and installed as set forth in Exhibit C. The Developer agrees that approval of the final plat by the City is contingent upon the Developer's provision of an irrevocable letter of credit to the City no later than June 1, 1998 in the amount and form provided herein. Failure of the Developer to provide an irrevocable letter of credit to the City in the manner provided herein shall negate the City's approval of the final plat. Letters of credit shall be substantially in the form and content set forth in Exhibit D, attached hereto and incorporated herein, and shall be subject to the review and approval of the City Attorney. The Developer shall not start any construction of any public or private improvement on the Property including, but not limited to, staking, earth work, overlot grading, or the erection of any structure, temporary or otherwise, until the City has received and approved the irrevocable letter of credit; provided, however, this requirement shall not apply to the issuance of a bench excavation permit which is governed by City of Black Hawk ordinance. The City shall not issue a foundation excavation permit for the Property until such time as a CLOMR is issued for the Property.

          The estimated costs of the Public Improvements shall be a figure mutually agreed upon by the Developer and the City's Director of Public Works, and where appropriate the Manager of the District, as set forth in Exhibit C. If, however, they are unable to agree, the Director of Public Works' estimate shall govern after giving consideration to information provided by the Developer including, but not limited to, construction contracts and engineering estimates. The purpose of the cost estimate is solely to determine the amount of security. No representations are made as to the accuracy of these estimates, and the Developer agrees to pay the Actual Costs of all such Public Improvements.

          The estimated costs of the Public Improvements may increase in future. Accordingly, the City reserves the right to review and adjust the cost estimate on an annual basis. Adjusted cost estimates will be made according to changes in the Construction Costs Index as published by the Engineering News Record. If the City adjusts the cost estimated for the Public Improvements, the City shall give written notice to the Developer. The Developer shall, within thirty (30) days after receipt of said written notice, provide the City with a new or amended letter of credit in the amount of the adjusted cost estimates. If the Developer refuses or fails to so provide the City with a new or amended letter of credit, the City may exercise the remedies provided for in paragraph 5 of this Agreement; provided, however, that prior to increasing the amount of additional security required, the City shall give credit to the Developer for all required Public Improvements which have actually been completed so that the amount of security required at any time shall relate to the cost of required Public Improvements not yet constructed.

          In the event the Public Improvements are not constructed or completed within the period of time specified by paragraph 8 of this Agreement or a written extension of time mutually agreed upon by the parties to this Agreement, the City may draw on the letter of credit to complete the Public Improvements called for in this Agreement. In the event the letter of credit is to expire within fourteen (14) calendar days and the Developer has not yet provided a satisfactory replacement, the City may draw on the letter of credit and either hold such funds as security for performance of this Agreement or spend such funds to finish the Public Improvements or correct problems with the Public Improvements as the City deems appropriate.

          Upon completion or performance of such improvements, conditions, and requirements within the required time, and the approval of the Director of Public Works, ninety percent (90%) of the estimated costs of construction shall be released to the Developer within ten (10) days of acceptance by the City provided, however, the City shall retain through the one (1) year warranty period at least twenty percent (20%) of the total construction costs of the Public Improvements.

     IN WITNESS WHEREOF, the parties hereto have executed this First Addendum to Subdivision Agreement on the date stated above.

                                        CITY OF BLACK HAWK, COLORADO



                                        By:
                                            ------------------------------------
                                            Kathryn E. Eccker, Mayor

ATTEST:


------------------------------
Penny Round, City Clerk

APPROVED AS TO FORM:


-------------------------------
James S. Maloney, City Attorney

                                              WINDSOR - WOODMONT, L.L.C.



                                               By:
                                                  ------------------------------


STATE OF COLORADO                   )
                                    ) ss.
COUNTY OF _________________         )

     The foregoing instrument was subscribed, sworn to, and acknowledged before me this _______ day of _______________________, 1998, by
_________________________________________ as the _______________________________
of Windsor - Woodmont, L.L.C.

     Witness my hand and official seal.

     My commission expires:
                           ------------------------------

(S E A L)
                                                  ------------------------------
                                                  Notary Public

                    SECOND ADDENDUM TO SUBDIVISION AGREEMENT
                    ----------------------------------------



     THIS SECOND ADDENDUM TO SUBDIVISION AGREEMENT is made this ____ day of May, 1998, by and between the CITY OF BLACK HAWK, COLORADO (the "City") and WINDSOR - WOODMONT, L.L.C. (the "Developer").

                                    RECITALS:
                                    ---------

     o On December 29, 1997, the City and the Developer entered into a Subdivision Agreement (the "Agreement").

     o On March _______, 1998, the City and Developer entered into the First Addendum to Subdivision Agreement to extend the period of time in which Developer may post the performance guarantee under paragraph 11.

     o The City and the Developer desire to again extend the period of time in which the Developer can post the performance guarantee under paragraph 11.

     NOW, THEREFORE, the City and the Developer, for the consideration recited in the Subdivision Agreement, agree to amend the Subdivision Agreement by this Second Addendum to Subdivision Agreement to provide as follows:

          11. Performance Guarantee. In order to secure the construction and installation of the Public Improvements above-described for which the Developer is responsible, the Developer shall, prior to recording the final plat in the real estate records of Gilpin County, which recording shall occur no later than December 1, 1998, furnish the City, at the Developer's expense, with an irrevocable letter of credit in which the City is designated as beneficiary, to secure the performance and completion of the Public Improvements, or the City may accept at its sole discretion some other form of security from the Developer in an amount equal to one hundred ten percent (110%) of the estimated costs of the Public Improvements to be constructed and installed as set forth in Exhibit C. The Developer agrees that approval of the final plat by the City is contingent upon the Developer's provision of an irrevocable letter of credit to the City no later than December 1, 1998, in the amount and form provided herein.

     Failure of the Developer to provide an irrevocable letter of credit to the City in the manner provided herein shall negate the City's approval of the final plat. Letters of credit shall be substantially in the form and content set forth in Exhibit D, attached hereto and incorporated herein, and shall be subject to the review and approval of the City Attorney. The Developer shall not start any construction of any public or private improvement on the Property including, but not limited to, staking, earth work, overlot grading, or the erection of any structure, temporary or otherwise, until the City has received and approved the irrevocable letter of credit; provided, however, this requirement shall not apply to the issuance of a bench excavation permit which is governed by City of Black Hawk ordinance. The City shall not issue a foundation excavation permit for the Property until such time as a CLOMR is issued for the Property.

          The estimated costs of the Public Improvements shall be a figure mutually agreed upon by the Developer and the City's Director of Public Works, and where appropriate the Manager of the District, as set forth in Exhibit C. If, however, they are unable to agree, the Director of Public Works' estimate shall govern after giving consideration to information provided by the Developer including, but not limited to, construction contracts and engineering estimates. The purpose of the cost estimate is solely to determine the amount of security. No representations are made as to the accuracy of these estimates, and the Developer agrees to pay the Actual Costs of all such Public Improvements.

          The estimated costs of the Public Improvements may increase in future. Accordingly, the City reserves the right to review and adjust the cost estimate on an annual basis. Adjusted cost estimates will be made according to changes in the Construction Costs Index as published by the Engineering News Record. If the City adjusts the cost estimated for the Public Improvements, the City shall give written notice to the Developer. The Developer shall, within thirty (30) days after receipt of said written notice, provide the City with a new or amended letter of credit in the amount of the adjusted cost estimates. If the Developer refuses or fails to so provide the City with a new or amended letter of credit, the City may exercise the remedies provided for in paragraph 5 of this Agreement; provided, however, that prior to increasing the amount of additional security required, the City shall give credit to the Developer for all required Public Improvements which have actually been completed so that the amount of security required at any time shall relate to the cost of required Public Improvements not yet constructed.

          In the event the Public Improvements are not constructed or completed within the period of time specified by paragraph 8 of this Agreement or a written extension of time mutually agreed upon by the parties to this Agreement, the City may draw on the letter of credit to complete the Public Improvements called for in this Agreement. In the event the letter of credit is to expire within fourteen (14) calendar days and the Developer has not yet provided a satisfactory replacement, the City may draw on the letter of credit and either hold such funds as security for performance of this Agreement or spend such funds to finish the Public Improvements or correct problems with the Public Improvements as the City deems appropriate.

          Upon completion or performance of such improvements, conditions, and requirements within the required time, and the approval of the Director of Public Works, ninety percent (90%) of the estimated costs of construction shall be released to the Developer within ten (10) days of acceptance by the City provided, however, the City shall retain through the one (1) year warranty period at least twenty percent (20%) of the total construction costs of the Public Improvements.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Addendum to Subdivision Agreement on the date stated above.

                                            CITY OF BLACK HAWK, COLORADO



                                            By:
                                                --------------------------------
                                                Kathryn E. Eccker, Mayor
ATTEST:


------------------------------
Penny Round, City Clerk

APPROVED AS TO FORM:


------------------------------
James S. Maloney, City Attorney

                                              WINDSOR - WOODMONT, L.L.C.



                                              By:
                                                  ------------------------------


STATE OF COLORADO                   )
                                    ) ss.
COUNTY OF _________________         )

     The foregoing instrument was subscribed, sworn to, and acknowledged before me this _______ day of _______________________, 1998, by
_________________________________________ as the _______________________________
of Windsor - Woodmont, L.L.C.

     Witness my hand and official seal.

     My commission expires:
                            ------------------------

(S E A L)
                                                  ------------------------------
                                                  Notary Public

                     THIRD ADDENDUM TO SUBDIVISION AGREEMENT
                     ---------------------------------------



     THIS THIRD ADDENDUM TO SUBDIVISION AGREEMENT is made this ____ day of March, 2000, by and between the CITY OF BLACK HAWK, COLORADO (the "City") and WINDSOR WOODMONT BLACK HAWK RESORT CORP., (the "Developer").

                                    RECITALS:
                                    ---------

     On December 29, 1997, the City and the Developer entered into a Subdivision Agreement (the "Agreement").

     On March 25, 1998, the City and Developer entered into the First Addendum to Subdivision Agreement.

     On May 27, 1998, the City and Developer entered into the Second Addendum to Subdivision Agreement.

     The City and the Developer desire to enter into this Third Addendum to extend the date for completion of the public improvements described in the Subdivision Agreement and approve the assignment of the Subdivision Agreement from Windsor-Woodmont, LLC to Windsor Woodmont Black Hawk Resort Corp, which is now the current owner of the Property.

     NOW, THEREFORE, the City and the Developer, for the consideration recited in the Subdivision Agreement, agree to amend the Subdivision Agreement by this Second Addendum to Subdivision Agreement to provide as follows:

     1. Completion of Public Improvements. The obligations of the Developer provided for in paragraph 6 of this Agreement, including the inspections hereof, shall be performed on or before December 31, 2001, and proper application for acceptance of the Public Improvements shall be made on or before such date. Upon completion of construction by the Developer of such Public Improvements, the City's Director of Public Works or his designee, and where appropriate the Manager of the District, shall inspect the improvements and certify its conformity or lack thereof to the City's specifications. The Developer shall make all corrections necessary to bring the improvements into conformity with the City's specifications. Once approved by the City's Director of Public Works, and where appropriate the District, the City shall accept said improvements upon conveyance pursuant to paragraph 10; provided, however, the City shall not be obligated to accept the Public Improvements until the Actual Costs described in paragraphs 2.a. and b. of this Agreement are paid in full by the Developer. The City shall not issue any certificates of occupancy, temporary or otherwise, for any structure within the real property described in Exhibit A until the Public Improvements described herein are completed and accepted by the City, and additional public improvements which are described herein are completed and accepted by the City.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Addendum to Subdivision Agreement on the date stated above.

                                            CITY OF BLACK HAWK, COLORADO



                                            By:______________________________
                                                 Kathryn E. Eccker, Mayor
ATTEST:


------------------------------
Deborah S. Yancy, CMC, City Clerk

APPROVED AS TO FORM:


------------------------------
James S. Maloney, City Attorney

                                            WINDSOR WOODMONT BLACK HAWK
                                            RESORT CORP.



                                            By:______________________________


STATE OF COLORADO           )
                            ) ss.
COUNTY OF _________________ )

         The foregoing instrument was subscribed, sworn to, and acknowledged before me this _______ day of _______________________, 2000, by
_________________________________________ as the _______________________________
of Windsor Woodmont Black Hawk Resort Corp.

         Witness my hand and official seal.

         My commission expires:  __________________________

(S E A L)
                                            ---------------------------------
                                            Notary Public

                                      -2-